Exhibit 99.2

CRANE CO.

Income Statement Data

(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2009	2008	2009		2008
Net Sales:
Aerospace & Electronics	$136,896	$159,716	$435,838		$484,095
Engineered Materials	48,065	58,174	127,990		213,884
Merchandising Systems	75,879	93,611	220,905		323,348
Fluid Handling	266,810	293,621	796,383		883,221
Controls	23,060	37,556	70,223		110,480

Total Net Sales	$550,710	$642,678	$1,651,339		$2,015,028

Operating Profit:
Aerospace & Electronics	$19,928	$10,896	$56,259		$45,378
Engineered Materials	7,530	4,410	13,597		24,164
Merchandising Systems	6,914	10,884	16,569		42,361
Fluid Handling	34,882	34,915	98,708		126,233
Controls	(1,667)	3,277	(2,984)		8,124
Corporate	(12,134)	(9,764)	(43,320	) *	(30,022)

Total Operating Profit	55,453	54,618	138,829		216,238

Interest Income	270	3,212	1,578		8,379
Interest Expense	(6,821)	(6,053)	(20,370)		(19,236)
Miscellaneous- Net	83	(191)	2,323		1,570

Income Before Income Taxes	48,985	51,586	122,360		206,951
Provision for Income Taxes	13,832	15,612	35,973		63,790

Net income before allocations to noncontrolling interests	35,153	35,974	86,387		143,161
Less: Noncontrolling interest in subsidiaries’ earnings (losses)	45	(108)	202		(308)

Net income attributable to common shareholders	35,108	36,082	86,185		143,469

Share Data:
Earnings per Diluted Share	$0.60	$0.60	$1.47		$2.36

Average Diluted Shares Outstanding	58,842	60,485	58,703		60,694
Average Basic Shares Outstanding	58,472	59,811	58,462		59,884

Supplemental Data:
Cost of Sales	$365,482	$434,382	$1,117,028		$1,342,560
Selling, General & Administrative	129,775	153,678	395,482		456,230
Depreciation and Amortization **	14,025	14,270	43,857		43,965
Stock-Based Compensation Expense	2,266	3,462	6,702		10,447

*	Includes a charge of $7.25 million related to the settlement of a lawsuit brought against the Company by a customer alleging failure of our fiberglass-reinforced plastic material.
**	Amount included within cost of sales and selling, general & administrative costs.

CRANE CO.

Condensed Balance Sheets

(in thousands)

	September 30, 2009	December 31, 2008
ASSETS
Current Assets
Cash and Cash Equivalents	$304,888	$231,840
Accounts Receivable, net	314,070	334,263
Current Insurance Receivable - Asbestos	35,300	41,300
Inventories, net	303,243	349,926
Other Current Assets	68,649	63,911

Total Current Assets	1,026,150	1,021,240

Property, Plant and Equipment, net	284,715	290,814
Long-Term Insurance Receivable - Asbestos	222,136	260,660
Other Assets	429,056	420,542
Goodwill	770,328	781,232

Total Assets	$2,732,385	$2,774,488

LIABILITIES AND EQUITY
Current Liabilities
Notes Payable and Current Maturities of Long-Term Debt	$952	$16,622
Accounts Payable	142,861	182,147
Current Asbestos Liability	91,000	91,000
Accrued Liabilities	226,992	246,915
Income Taxes	4,535	1,980

Total Current Liabilities	466,340	538,664

Long-Term Debt	398,613	398,479
Long-Term Deferred Tax Liability	26,525	22,971
Long-Term Asbestos Liability	760,184	839,496
Other Liabilities	221,669	229,057

Total Equity	859,054	745,821

Total Liabilities and Equity	$2,732,385	$2,774,488

CRANE CO.

Condensed Statements of Cash Flows

(in thousands)

	Three Months Ended September 30		Nine Months Ended September 30
	2009	2008	2009	2008
Operating Activities:
Net income attributable to common shareholders	$35,108	$36,082	$86,185	$143,469
Noncontrolling interest in subsidiaries’ earnings (losses)	45	(108)	202	(308)

Net income before allocations to noncontrolling interests	35,153	35,974	86,387	143,161
Gain on divestiture	—	—	—	(932)
Depreciation and amortization	14,025	14,270	43,857	43,965
Stock-based compensation expense	2,266	3,462	6,702	10,447
Deferred income taxes	12,107	10,774	14,891	22,639
Cash provided by (used for) operating working capital	33,659	10,853	13,037	(35,435)
Other	5,029	(16,065)	(4,361)	(18,466)

Subtotal	102,239	59,268	160,513	165,379
Asbestos related payments, net of insurance recoveries	(22,253)	(18,301)	(34,788)*	(34,915)

Total provided by operating activities	79,986	40,967	125,725	130,464

Investing Activities:
Capital expenditures	(3,827)	(13,257)	(21,259)	(33,658)
Proceeds from disposition of capital assets	1,001	284	3,326	728
Payment for acquisition, net of cash acquired	—	(27,877)	—	(28,009)
Proceeds from divestiture	—	—	—	2,106

Total used for investing activities	(2,826)	(40,850)	(17,933)	(58,833)

Financing Activities:
Dividends paid	(11,695)	(11,965)	(35,079)	(33,521)
Reacquisition of shares on open market	—	—	—	(40,000)
Stock options exercised - net of shares reacquired	(546)	(387)	(299)	8,704
Excess tax benefit from stock-based compensation	131	488	131	1,388
Change in short-term debt	(960)	(2,631)	(16,365)	411

Total used for financing activities	(13,070)	(14,495)	(51,612)	(63,018)

Effect of exchange rate on cash and cash equivalents	7,824	(28,739)	16,868	(13,552)

Increase (decrease) in cash and cash equivalents	71,914	(43,117)	73,048	(4,939)
Cash and cash equivalents at beginning of period	232,974	321,548	231,840	283,370

Cash and cash equivalents at end of period	$304,888	$278,431	$304,888	$278,431

*	Includes a $14.5 million insurance settlement receipt from the Highlands Insurance Company.

CRANE CO.

Order Backlog

(in thousands)

	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008

Aerospace & Electronics	$369,898	$383,335	$396,393	$418,382	$418,317
Engineered Materials	8,454	9,135	6,924	6,942	11,035
Merchandising Systems	23,574	19,955	18,822	23,407	25,676
Fluid Handling*	252,333	256,467	275,660	302,653	285,988
Controls	27,292	28,026	26,667	30,509	37,816

Total Backlog	$681,551	$696,918	$724,466	$781,893	$778,832

*	Includes Order Backlog of $40.4 million in September 2009, $41.8 million in June 2009, $46.5 million in March 2009, $57.0 million in December 2008 and $2.3 million in September 2008 pertaining to the 2008 acquisitions of Delta and Krombach.

CRANE CO.

Non-GAAP Financial Measures

(in thousands)

	Three Months Ended September 30,			Nine Months Ended September 30,			Percent Change September 30, 2009	Percent Change September 30, 2009
	2009		2008	2009		2008	Three Months	Nine Months
INCOME ITEMS

Net Sales	$550,710		$642,678	$1,651,339		$2,015,028	-14.3%	-18.0%

Operating Profit	55,453		54,618	138,829		216,238

Special Items impacting Operating Profit:
Lawsuit Settlement - Pre-Tax (a)	—		—	7,250		—

Restructuring Charges - Pre-Tax (b)	513		—	2,360		—

Environmental Reimbursement - Pre-Tax (d)	—		—	—		(4,444)

Operating Profit before Special Items	$55,966		$54,618	$148,439		$211,794	2.5%	-29.9%

Percentage of Sales	10.2%		8.5%	9.0%		10.5%

									2009 Full Year Guidance
									Low		High

Net Income Attributable to Common Shareholders	$35,108		$36,082	$86,185		$143,469			$112,000		$121,000
Per Share	$0.60		$0.60	$1.47		$2.36			$1.90		$2.05

Special Items impacting Net Income Attributable to Common Shareholders:

Lawsuit Settlement - Net of Tax (a)			—	4,713		—			4,713	(a)	4,713	(a)
Per Share	$—		—	$0.08		—			$0.08		$0.08

Restructuring Charges - Net of Tax	345	(b)	—	1,787	(b)	—			4,100	(c)	4,100	(c)
Per Share	$0.01		—	$0.03		—			$0.07		$0.07

Environmental Reimbursement - Net of Tax (d)	—			—		(2,889)			—		—
Per Share	—		—	—		(0.05)			—		—

Net Income Attributable To Common Shareholders Before Special Items	$35,453		$36,082	$92,685		$140,580	-1.7%	-34.1%	$120,813		$129,813

Per Share	$0.60		$0.60	$1.58		$2.32			$2.05		$2.20

(a)	During the three months ended March 31, 2009, the Company recorded a charge for the settlement of a lawsuit brought against the Company by a customer alleging failure or our fiberglass-reinforced plastic material. During the three months ended June 30, 2009, the Company recorded additional insurance recoveries associated with the aforementioned settlement.
(b)	Amounts represent restructuring charges in connection with the Restructuring Program.
(c)	Amounts represent restructuring charges in connection with the Restructuring Program and integration costs associated with the Krombach acquisition.
(d)	During the three months ended June 30, 2008, the Company recorded a $2.1 million reimbursement from the US Government and a $2.4 million reimbursement from a service provider, both related to environmental clean-up activities.

	September 30, 2009	December 31, 2008

BALANCE SHEET ITEMS
Notes Payable and Current Maturities of Long-Term Debt	$952	$16,622
Long-Term Debt	398,613	398,479

Total Debt	399,565	415,101
Less: Cash and Cash Equivalents	(304,888)	(231,840)

Net Debt	94,677	183,261
Equity	859,054	745,821

Net Capitalization	$953,731	$929,082

Percentage of Net Debt to Net Capitalization	9.9%	19.7%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2009	2008	2009		2008

CASH FLOW ITEMS
Cash Provided from Operating Activities before Asbestos - Related Payments	$102,239	$59,268	$160,513		$165,379
Asbestos Related Payments, Net of Insurance Recoveries	(22,253)	(18,301)	(34,788	) *	(34,915)

Cash Provided from Operating Activities	79,986	40,967	125,725		130,464
Less: Capital Expenditures	(3,827)	(13,257)	(21,259)		(33,658)

Free Cash Flow	$76,159	$27,710	$104,466		$96,806

*	Includes a $14.5 million insurance settlement receipt from the Highlands Insurance Company.

Certain non-GAAP measures have been provided to facilitate comparison with the prior year.

The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). However, management believes that non-GAAP financial measures which exclude certain non-recurring items present additional useful comparisons between current results and results in prior operating periods, providing investors with a clearer view of the underlying trends of the business. Management also uses these non-GAAP financial measures in making financial, operating, planning and compensation decisions and in evaluating the Company’s performance. In addition, Free Cash Flow provides supplemental information to assist management and investors in analyzing the Company’s ability to generate positive cash flow. Non-GAAP financial measures, which may be inconsistent with similarly captioned measures presented by other companies, should be viewed in addition to, and not as a substitute for, the Company’s reported results prepared in accordance with GAAP.